UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016
HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)
(212) 906-8555
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                          Submission of Matters to a Vote of Security Holders.
(a)    The Annual Meeting of the Stockholders (the “Annual Meeting”) of HRG Group, Inc. (the “Company”) was held on September 7, 2016.
(b)     At the Annual Meeting, the Company’s stockholders (i) elected three Class III directors to the Company’s board of directors (the “Board”) to each serve for a three-year term until the earlier of the 2019 Annual Meeting or their death, resignation or removal; (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016; and (iii) re-approved the material terms of the performance goals under the Company’s 2011 Omnibus Equity Award Plan (as amended, the “2011 Plan”) for purposes of Section 162(m) of the Internal Revenue Code of 1986 (as amended, the “Code”).
Only holders of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the close of business on July 25, 2016 (the “Record Date”) were entitled to vote at the Annual Meeting.  As of the Record Date, there were 200,713,392 shares of Common Stock entitled to vote, the holders of which were entitled to one vote per share in the election of directors and on each other matter submitted for stockholder approval.  Holders of Common Stock representing a total of 187,686,362 votes (93.51 % of the total voting power), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for the votes regarding each proposal are set forth below.
Proposal 1: The Company’s stockholders elected three Class III directors to the Board to each serve for a three-year term until the earlier of the 2019 Annual Meeting or their death, resignation or removal.  The votes regarding this proposal were as follows:

	For	Withhold	Broker Non-Votes
Omar M. Asali	169,395,615	1,674,034	16,616,713
Frank Ianna	157,815,101	13,254,548	16,616,713
Gerald Luterman	162,718,888	8,350,761	16,616,713
Proposal 2: The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
187,564,072	95,716	27,114	0
Proposal 3: The Company’s stockholders re-approved the material terms of the performance goals under the Company's 2011 Plan for purposes of Section 162(m) of the Code. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
169,834,619	1,218,110	16,290	16,616,713

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRG GROUP, INC.

Dated: September 7, 2016	By:	/s/ Ehsan Zargar
		Name:	Ehsan Zargar
		Title:	Senior Vice President, General Counsel and Corporate Secretary